Securities and Exchange Commission
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): September 6, 2005

                          JOS. A. BANK CLOTHIERS, INC.
             (Exact name of registrant as specified in its charter)


             Delaware                                  36-3189198
             --------                                  ----------
      (State of Incorporation)              (I.R.S. Employer Identification No.)


      500 Hanover Pike, Hampstead, MD                           21074
      -------------------------------                           -----
      (Address of principal executive offices)                (zip code)


                                 (410) 239-2700
              (Registrant's telephone number, including area code)



ITEM 2.02  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

On September 6, 2005, JoS. A. Bank Clothiers, Inc. issued a press release (the "Press Release") in which the Company announced, among other things, certain results of operations for the quarter and six month periods ended July 30, 2005. A copy of the Press Release is attached as Exhibit 99.1.




                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        Jos. A. Bank Clothiers, Inc.
                                        (Registrant)

                                        By: /s/ Robert N. Wildrick
                                           -----------------------
                                        Robert N. Wildrick
                                        Chief Executive Officer and Director



Dated:  September 6, 2005


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EXHIBIT INDEX


Exhibit
Number          Description
-------         -----------
99.1            Press Release dated September 6, 2005